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     08/08/95
     08/08/95

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EXHIBIT 10B
                                U S WEST, INC.

          NON-QUALIFIED STOCK OPTION AGREEMENT (GRANT #GRANT_NUMBER)

THIS AGREEMENT is entered into as of Grant_Date, between U S WEST, Inc. (the "Company") and First Last (the "Optionee").

RECITAL

       Pursuant to the U S WEST, Inc. 1994 Stock Plan (the "Plan"), as amended effective May 5, 1995, the Human Resources Committee of the Board of Directors (the "Committee") has granted to the Optionee on Grant_Date, as a matter of separate inducement in connection with his/her engagement with the Company or a Related Entity, and not in lieu of salary or other compensation for his/her services, an option (the "Option") to purchase shares of Common Stock issued by the Company on the terms and conditions set forth herein.

AGREEMENT

       In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

      1. Shares Optioned; Option Price. The Optionee may purchase all or any part of an aggregate of Shares shares of Common Stock, at a purchase price per share of Price (which is not less than the Fair Market Value on the date hereof), on the terms and conditions set forth herein. The Option is granted pursuant to the Plan, the terms of which are incorporated by reference and apply to this Agreement as if they were set forth herein. Terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Plan.

         2. Option Term; Times of Exercise. The Option shall become a Vested Option upon three years of continuous employment following the date of this Agreement, but shall not be exercisable after Expdat (the "Expiration Date"). Except as set forth below, the Option shall not become a Vested Option if the three-year continuous employment requirement is not satisfied, regardless of the circumstances under which the Optionee's employment is terminated.

             (i) Death. In the event of the death of the Optionee, the Option shall become a Vested Option and the estate of the Optionee shall have the right, at any time and from time to time within one year after the date of death or such longer period, if any, as the Committee in its sole discretion shall determine (but not after the Expiration Date), to exercise all or any portion of the Option.

             (ii) Disability. If the employment of the Optionee is terminated because of Disability, the Option shall be retained by the Optionee, and the Option, if not then a Vested Option, shall become a Vested Option on [insert date based on above vesting schedule -- e.g., date that is three years from date of agreement]. Upon vesting, the Optionee shall have the right to exercise the Option, at any time and from time to time, but not after the expiration date of the Option.


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          (iii) Retirement.  Upon the Optionee's Retirement, the  Option shall be retained by the Optionee, and the Option, if not then a Vested Option, shall become a Vested Option on [insert date based on above vesting schedule -- e.g., date that is three years from date of agreement], unless the Committee, in its sole discretion, determines otherwise. Upon vesting, the Optionee will have the right to exercise the Option, at any time and from time to time, but not after the expiration date of the Option.

          (iv) Other Termination. If the Optionee's employment with the Company or a Related Entity is terminated for any reason other than for death, Disability or Retirement and other than "for cause," as such term is defined in the Plan, the Optionee shall have the right, if the Option is a Vested Option, at any time and from time to time within three months of termination or such longer period, if any, as the Committee in its sole discretion shall determine (but not after the Expiration Date), to exercise all or any portion of the Option.

           (v) Change of Control. Upon the occurrence of a Change of Control, the Option shall immediately become a Vested Option.

           (vi) Termination for Cause. Notwithstanding any other provision in this Agreement, if the Optionee's employment is terminated by the Company or any Related Entity "for cause," as such term is defined in the Plan, the Optionee shall immediately forfeit all rights under the Option except as to the shares of Common Stock already purchased prior to such termination.

     3. Exercise: Payment for and Delivery of Stock. The Option may be exercised only by the Optionee or his or her transferee(s) by will or the laws of descent and distribution. The Option may be exercised by giving written notice of exercise to the Company specifying the number of shares (minimum of 100, unless the unexercised balance of the Option is less than 100) to be purchased and the total purchase price, accompanied by a personal check to the order of the Company or shares of Common Stock in payment of the purchase price. Any shares of Common Stock so tendered shall be valued at their Fair Market Value on the date of exercise.

     4. Non-Transferability of Option. The Option is not transferable otherwise than by will or the laws of descent and distribution. The Option shall not be otherwise transferred or assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process, it being understood that the Option shall not be assignable or transferable pursuant to a domestic relations order. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee, the Optionee's guardian or his legal representative. Upon any attempt to transfer the Option otherwise than by will or the laws of descent and distribution, or to assign, pledge, hypothecate or otherwise dispose of the Option, or upon the levy of any execution, attachment or similar process upon the Option, the Option shall immediately terminate and become null and void.

     5. Decisions of Committee. Any decision, interpretation or other action made or taken in good faith by the Committee arising out of or in connection with the Plan or the Option shall be final, binding and conclusive on the Company and the Optionee and any respective heir, executor, administrator, successor or assign.

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      6.  ARBITRATION.  ANY CLAIM, CONTROVERSY OR DISPUTE BETWEEN THE OPTIONEE
AND THE COMPANY, UNLESS OTHERWISE COVERED BY A COLLECTIVE BARGAINING
AGREEMENT, WHETHER SOUNDING IN CONTRACT, STATUTE, TORT, FRAUD, MISREPRESENTATION, DISCRIMINATION OR ANY OTHER LEGAL THEORY, INCLUDING, BUT NOT LIMITED TO, DISPUTES RELATING TO THE INTERPRETATION OF THIS SECTION 6; CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; CLAIMS UNDER THE CIVIL RIGHTS ACT OF 1991; CLAIMS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED; CLAIMS UNDER 42 U.S.C. 1981, 1981A,
1983,   1985, OR  1988; CLAIMS UNDER THE FAMILY AND MEDICAL LEAVE ACT OF 1993;
CLAIMS UNDER THE AMERICANS WITH DISABILITIES ACT OF 1990, AS AMENDED; AND, CLAIMS UNDER THE FAIR LABOR STANDARDS ACT OF 1938, AS AMENDED, WHENEVER
BROUGHT SHALL BE RESOLVED BY ARBITRATION. THE ONLY LEGAL CLAIMS BETWEEN THE OPTIONEE AND THE COMPANY WHICH ARE NOT INCLUDED WITHIN THIS SECTION 6 ARE CLAIMS BY THE OPTIONEE FOR WORKERS' COMPENSATION OR UNEMPLOYMENT COMPENSATION BENEFITS AND/OR CLAIMS FOR BENEFITS UNDER A COMPANY BENEFIT PLAN IF THE PLAN DOES NOT PROVIDE FOR ARBITRATION OF SUCH DISPUTES. THE OPTIONEE HEREBY WAIVES AND RELEASES ALL RIGHTS TO RECOVER PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH ANY COMMON LAW CLAIMS, INCLUDING CLAIMS ARISING IN TORT OR CONTRACT,
AGAINST  THE  COMPANY.    BY SIGNING THIS AGREEMENT, THE OPTIONEE VOLUNTARILY,
KNOWINGLY AND INTELLIGENTLY WAIVES ANY RIGHT HE OR SHE MAY OTHERWISE HAVE TO SEEK REMEDIES IN COURT OR OTHER FORUMS, INCLUDING THE RIGHT TO A JURY TRIAL AND THE RIGHT TO SEEK PUNITIVE DAMAGES ON COMMON LAW CLAIMS. THE FEDERAL ARBITRATION ACT, 9 U.S.C. 1-16 (THE "FAA") SHALL GOVERN THE ARBITRABILITY OF ALL CLAIMS, PROVIDED THAT THEY ARE ENFORCEABLE UNDER THE FAA, AS IT MAY BE AMENDED FROM TIME TO TIME. IN THE EVENT THE FAA DOES NOT GOVERN, THE COLORADO UNIFORM ARBITRATION ACT SHALL APPLY. ADDITIONALLY, THE SUBSTANTIVE LAW OF COLORADO, ONLY TO THE EXTENT CONSISTENT WITH THE TERMS STATED IN THIS SECTION 6, SHALL APPLY TO ANY COMMON LAW CLAIMS. THIS AGREEMENT SUPERSEDES ANY OTHER ARBITRATION AGREEMENT BETWEEN THE OPTIONEE AND THE COMPANY TO THE EXTENT THEY ARE INCONSISTENT.

     A SINGLE ARBITRATOR ENGAGED IN THE PRACTICE OF LAW SHALL CONDUCT THE ARBITRATION UNDER THE APPLICABLE RULES AND PROCEDURES OF THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA"). ANY DISPUTE THAT RELATES TO THE OPTIONEE'S EMPLOYMENT WITH THE COMPANY OR TO THE TERMINATION OF THE OPTIONEE'S EMPLOYMENT WILL BE CONDUCTED UNDER THE AAA EMPLOYMENT DISPUTE RESOLUTION RULES. THE ARBITRATOR SHALL BE CHOSEN FROM A STATE OTHER THEN THE OPTIONEE'S STATE OF RESIDENCE AND OTHER THAN COLORADO. OTHER THAN AS SET FORTH HEREIN, THE ARBITRATOR SHALL HAVE NO AUTHORITY TO ADD TO, DETRACT FROM, CHANGE, AMEND, OR MODIFY EXISTING LAW. ALL ARBITRATION PROCEEDINGS, INCLUDING SETTLEMENTS AND AWARDS, UNDER THIS AGREEMENT WILL BE CONFIDENTIAL. THE PARTIES SHALL SHARE EQUALLY THE HOURLY FEES OF THE ARBITRATOR. THE COMPANY SHALL PAY THE EXPENSES (INCLUDING TRAVEL AND LODGING) OF THE ARBITRATOR. THE PREVAILING PARTY IN ANY ARBITRATION MAY BE ENTITLED TO RECEIVE REASONABLE ATTORNEYS' FEES. THE ARBITRATOR'S DECISION AND AWARD SHALL BE FINAL AND BINDING, AS TO ALL CLAIMS WHICH WERE, OR COULD HAVE BEEN RAISED IN ARBITRATION, AND JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED TO ANY COURT HAVING JURISDICTION THEREOF. IF ANY PARTY HERETO FILES A JUDICIAL OR ADMINISTRATIVE ACTION ASSERTING CLAIMS SUBJECT TO THIS ARBITRATION PROVISION, AND ANOTHER PARTY SUCCESSFULLY STAYS SUCH ACTION AND/OR COMPELS ARBITRATION OF SUCH CLAIMS, THE PARTY FILING SAID ACTION SHALL PAY THE OTHER PARTY'S COSTS AND EXPENSES INCURRED IN SEEKING SUCH STAY AND/OR COMPELLING ARBITRATION, INCLUDING REASONABLE ATTORNEYS' FEES.

     7. Performance for Competitors. Unless otherwise determined by the Committee, in its sole discretion, or unless in compliance with the Company's Outside Director Policy, as interpreted solely by the Company's Compliance Committee, if at any time following the date hereof and before the Option is fully exercised the Optionee directly or indirectly receives payment for services from, or is otherwise employed by, any person, firm or corporation in competition with the Company or engaged in providing any services whatever that are substantially the same as services provided by the Company, the Optionee shall immediately forfeit all rights under the Option except as to the shares of Common Stock already purchased.



     8.  Miscellaneous.

          (i) Notices. Any notice to be given to the Company shall be personally delivered to or addressed to its Vice President, Human Resources, and any notice to be given to the Optionee shall be addressed to him/her at the address given beneath his/her signature below or such other address as the Company reasonably believes to be his/her most current address. Any notice to the Company is deemed given when received on behalf of the Company by the Vice President, Human Resources, of the Company at 188 Inverness Drive West, Suite 800, Englewood, Colorado 80112. Any notice to the Optionee is deemed given when personally delivered or enclosed in a properly sealed envelope addressed as aforesaid and deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States Government.

          (II) EMPLOYMENT. THE COMPANY MAY TERMINATE AN EMPLOYEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE, UNLESS THE EMPLOYMENT IS COVERED BY SEPARATE CONDITIONS CONTAINED IN A COLLECTIVE BARGAINING AGREEMENT OR OTHER AUTHORIZED WRITTEN AGREEMENT, AND NOTHING CONTAINED IN THIS AGREEMENT CREATES OR IMPLIES AN EMPLOYMENT CONTRACT OR TERM OF EMPLOYMENT OR ANY PROMISE OF SPECIFIC TREATMENT UPON WHICH THE OPTIONEE MAY RELY.

          (iii) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado.

           (iv) Amendments. The Company may at any time propose to amend this Agreement, but any such alteration or amendment shall be effective only if in writing, signed by a duly authorized officer of the Company and by the Optionee.


     IN WITNESS WHEREOF, the undersigned have hereunto executed this Agreement as of the date first above written.


U S WEST, INC.                         OPTIONEE



By:
                                   FIRST LAST


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                                   SOCIAL SECURITY NUMBER:  SSN